UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2015

RESTAURANT BRANDS INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Canada	001-36786	98-1202754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Restaurant Brands International Inc.

226 Wyecroft Road

Oakville, Ontario L6K 3X7

(Address of principal executive offices, including Zip Code)

(905) 845-6511

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on December 9, 2015, Restaurant Brands International Inc. (“RBI”) entered into an underwriting agreement with Morgan Stanley & Co. LLC and Morgan Stanley Canada Limited (the “Underwriters”) and Holdings L115 LP (the “Selling Shareholder”), an affiliate of 3G Capital Partners LP, with respect to the sale by the Selling Shareholder of 17,542,410 common shares, no par value (the “Shares”), of RBI to the Underwriters (the “Offering”).

The Offering closed on December 15, 2015. A copy of the opinion of Torys LLP relating to the validity of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

5.1	Opinion of Torys LLP

23.1	Consent of Torys LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC.

/s/ Jill Granat
Date: December 15, 2015	Name:	Jill Granat
	Title:	General Counsel and Corporate Secretary